At Qorvo®
Doug DeLieto
VP, Investor Relations
1-336-678-5797

FOR IMMEDIATE RELEASE
May 23, 2018

QORVO ANNOUNCES $1 BILLION SHARE REPURCHASE PROGRAM

GREENSBORO, NC — May 23, 2018 — Qorvo® (Nasdaq: QRVO), a leading provider of innovative RF solutions that connect the world, today announced that its Board of Directors has authorized the repurchase of up to $1 billion of the Company’s outstanding common stock. The new repurchase program includes approximately $126 million authorized under a prior program.

Under the share repurchase program, share repurchases will be made in accordance with applicable securities laws on the open market or in privately negotiated transactions. The extent to which the Company repurchases its shares, the number of shares and the timing of any repurchases will depend on general market conditions, regulatory requirements, alternative investment opportunities and other considerations. The program does not require the Company to repurchase a minimum number of shares and does not have a fixed term, and it may be modified, suspended or terminated at any time without prior notice.

About Qorvo
Qorvo (Nasdaq:QRVO) makes a better world possible by providing innovative RF solutions at the center of connectivity. We combine product and technology leadership, systems-level expertise and global manufacturing scale to quickly solve our customers’ most complex technical challenges. Qorvo serves diverse high-growth segments of large global markets, including advanced wireless devices, wired and wireless networks and defense radar and communications. We also leverage our unique competitive strengths to advance 5G networks, cloud computing, the Internet of Things, and other emerging applications that expand the global framework interconnecting people, places and things. Visit www.qorvo.com to learn how Qorvo connects the world.

Qorvo is a registered trademark of Qorvo, Inc. in the U.S. and in other countries. All other trademarks are the property of their respective owners.

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "forecast," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Qorvo's business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results; our dependence on a few large customers for a substantial portion of our revenue; a loss of revenue if contracts with the U.S. government or defense and aerospace contractors are canceled or delayed; our ability to implement innovative technologies; our ability to bring new products to market and achieve design wins; the efficient and successful operation of our wafer fabrication and other facilities; our ability to adjust production capacity in a timely fashion in response to changes in demand for our products; variability in manufacturing yields; industry overcapacity; inaccurate product forecasts and corresponding inventory and manufacturing costs; our dependence on third parties; our dependence on international sales and operations; our ability to finance our operations and business strategy and to service our debt obligations; our ability to attract and retain skilled personnel and develop leaders; the possibility that future acquisitions may dilute our stockholders' ownership and cause us to incur debt and assume contingent liabilities; fluctuations in the price of our common stock; fluctuations in the repurchases of our common stock; our ability to protect our intellectual property; claims of intellectual property infringement and other lawsuits; security breaches and other disruptions compromising our information; our ability to protect personal data; decisions about the scope of our future operations; changes in our effective tax rate and in tax laws and regulations, including the impact of the recently enacted Tax Cuts and Jobs Act in the U.S.; and the impact of government and environmental, health and safety regulations. These and other risks and uncertainties, which are described in more detail in Qorvo's most recent Annual Report on Form 10-K and in other reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.
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